UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 8, 2008

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2544

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e- 4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

Due to a technical error, the Company’s basic and diluted earnings per common share for the twelve month period ended December 31, 2007 was incorrectly stated in the Company’s press release dated February 8, 2008.  Basic and diluted earnings per common share for the twelve month period were $0.37, instead of $0.38 as reported in the press release.  The Company does not intend to issue a revised press release to reflect the corrected figures.  The Company’s annual report on Form 10-K for the year ended December 31, 2007, which we anticipate will be filed with the Securities and Exchange Commission on or before March 17, 2008, will contain the correct per-share earnings figures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: March __, 2008	By:	/s/Christine M. Rush
Christine M. Rush, Chief Financial Officer